UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2007
lululemon athletica inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33608 (Commission File Number)	20-3842867 (I.R.S. Employer Identification Number)
2285 Clark Drive
Vancouver, British Columbia
Canada, V5N 3G9
(Address of Principal Executive Offices) (Zip Code)
(604) 732-6124
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.     Unregistered Sale of Equity Securities.
     On July 26, 2007, the transactions contemplated by the Agreement and Plan of Reorganization that we entered into on April 26, 2007 with our stockholders, Lululemon Athletica USA Inc., a Nevada corporation (“Lulu USA”) Lululemon Athletica Inc., a company formed under the laws of British Columbia (“Lulu Canada”), Lulu Canadian Holding, Inc., a company formed under the laws of British Columbia (“Lulu Canadian Holding”), LIPO Investments (Canada) Inc. a company formed under the laws of British Columbia (“LIPO Canada”), LIPO Investments (USA) Inc., a company formed under the laws of British Columbia (“LIPO USA”), Dennis Wilson, in his individual capacity and in his capacity as trustee pursuant to a trust arrangement established for the benefit of the minority stockholders and option holders of LIPO Investments (Canada) Inc., LIPO Investments (USA) Inc., and Slinky Financial ULC, an Alberta unlimited liability company (the “Reorganization Agreement”) were completed. The information contained in Item 5.03 regarding amendments to our amended and restated certificate of incorporation to increase the number of our authorized shares and effect a forward stock split is incorporated herein by reference.
     Upon completion of the transactions contemplated by the Reorganization Agreement and the forward stock split contemplated by our amended and restated certificate of incorporation which was filed with the Delaware Secretary of State on July 26, 2007, we issued an aggregate of 44,290,778 shares of our common stock and 20,935,041 shares of our special voting stock. In addition, Lulu Canadian Holding, one of our wholly-owned subsidiaries, issued 20,935,041 exchangeable shares. Holders of these exchangeable shares will be entitled, at any time, to exchange their exchangeable shares for an equal number of shares of our common stock (subject to anti-dilution provisions attaching to such shares).
     On July 26, 2007, pursuant to the Reorganization Agreement, we also issued options to purchase 4,479,069 shares of our common stock at a weighted average per share exercise price of $0.58 in exchange for the surrender and cancellation of outstanding options to purchase shares of stock of Lulu USA and Lulu Canada. The options issued pursuant to the Reorganization Agreement are subject to the 2007 Equity Incentive Plan.
     Each of the foregoing sales and issuances of securities was exempt from registration under the Securities Act in reliance on Section 4(2) thereof or Regulation D promulgated thereunder relating to sales not involving a public offering, pursuant to Rule 701 promulgated under the Securities Act, as transactions pursuant to compensatory benefit plans and contracts relating to compensation as provided under Rule 701, or pursuant to Regulation S promulgated under the Securities Act, with respect to the securities offered and sold outside the United States to investors who are not residents of the United States. At the time the Reorganization Agreement was entered into, the stockholders were committed to acquire the shares described in this Item 3.02, subject only to conditions outside their control. As a result, the sale of the securities thereunder is deemed to have been completed for securities law purposes as of April 26, 2007. No underwriters were involved in the sales described in this Item 3.02 and the certificates representing the securities issued contain legends restricting the transfer of the securities without registration under the Securities Act or an applicable exemption from registration.
Item 5.03     Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year
     On July 26, 2007, we filed with the Delaware Secretary of State an amendment to our amended and restated certificate of incorporation, pursuant to which we increased the number of authorized shares of our capital stock from 40,750,000 to 205,750,000 shares, consisting of 200,000,000 shares of common stock, $0.01 par value per share, and 5,750,000 shares of preferred stock, $0.01 par value per share, issuable in series. Of the shares designated as preferred stock, 250,000 shares were designated as Series A Preferred Stock, 250,000 shares were designated as Series B Preferred Stock and 250,000 shares were designated Series TS Preferred Stock. The foregoing increase in authorized capital was effective upon filing with the Delaware Secretary of State.

     On July 26, 2007, subsequent to the filing of the certificate of amendment discussed in the preceding paragraph, we filed an amended and restated certificate of incorporation with the Delaware Secretary of State. As provided in this amended and restated certificate of incorporation, effective as of 11:15 pm Eastern time on July 26, 2007, (i) our Series A Preferred Stock, Series B Preferred Stock and Series TS Preferred Stock were eliminated from our authorized capital, (ii) a new class of capital stock was authorized and was designated as “Special Voting Stock” and (iii) a 2.38267841-for-1 forward stock split of our common stock was consummated.
     As of 11:15 pm Eastern time on July 26, 2007, we were authorized to issue 235,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, par value $0.01 per share, 30,000,000 shares of voting stock, par value $0.00001 per share (the “special voting shares”), and 5,000,000 shares of preferred stock, par value $0.01 per share.
     Our special voting shares are intended to be issued to holders of exchangeable shares of Lulu Canadian Holding. Holders of special voting shares will be able to vote in person or by proxy on any matters put before holders of our common stock at any stockholders meeting. Each special voting share carries one vote. Such votes may be exercised for the election of directors and on all other matters submitted to a vote of our stockholders. Our special voting shares do not entitle their holders to receive dividends or distributions from us or to receive any consideration in the event of our liquidation, dissolution or winding-up. To the extent exchangeable shares are exchanged for shares of our common stock, a number of special voting shares as corresponds to the number of exchangeable shares thus exchanged will be cancelled without consideration.
     As a result of the stock split and the consummation of the transactions contemplated by the Reorganization Agreement, we issued a total of 44,290,778 shares of our common stock.
     The information contained in Item 3.02 regarding the transactions contemplated by the Reorganization Agreement is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of lululemon athletica inc. (incorporated herein by reference to Exhibit 3.5 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 (file no. 333-142477) as filed on July 24, 2007).
3.2	Amended and Restated Certificate of Incorporation of lululemon athletica inc. (incorporated herein by reference to Exhibit 3.6 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 (file no. 333-142477) as filed on July 24, 2007).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.
	By:	/s/ John Currie
Date: July 31, 2007		John Currie
Chief Financial Officer

Exhibit Index
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of lululemon athletica inc. (incorporated herein by reference to Exhibit 3.5 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 (file no. 333-142477) as filed on July 24, 2007).
3.2	Amended and Restated Certificate of Incorporation of lululemon athletica inc. (incorporated herein by reference to Exhibit 3.6 to Amendment No. 7 to the Company’s Registration Statement on Form S-1 (file no. 333-142477) as filed on July 24, 2007).